SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2010

DIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

DIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2010, JohnsonDiversey Holdings, Inc. (the “Company”) filed a Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Company with the Delaware Secretary of State to change its name to Diversey Holdings, Inc. Also on March 1, 2010, JohnsonDiversey, Inc. (“Diversey”) filed a Certificate of Amendment of the Certificate of Incorporation of Diversey with the Delaware Secretary of State to change its name to Diversey, Inc. The Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 hereto and is hereby incorporated hereby by reference. The Certificate of Amendment of the Certificate of Incorporation of Diversey is filed as Exhibit 3.2 hereto and is hereby incorporated by reference.

Item 8.01	Other Events.

On March 1, 2010, the Company and Diversey issued a press release to announce the changes to their respective names. A copy of the press release is filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Company.

3.2	Certificate of Amendment of the Certificate of Incorporation of Diversey, Inc.

99.1	Press release, dated March 1, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, INC.

Date: March 1, 2010	By:	/s/ Scott D. Russell
Scott D. Russell Senior Vice President, General Counsel and Secretary

DIVERSEY, INC.

Date: March 1, 2010	By:	/s/ Scott D. Russell
Scott D. Russell Senior Vice President, General Counsel and Secretary

DIVERSEY HOLDINGS, INC.

DIVERSEY, INC.

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of the Company.

3.2	Certificate of Amendment of the Certificate of Incorporation of Diversey, Inc.

99.1	Press release, dated March 1, 2010.